EXHIBIT 10.u

CITY NATIONAL CORPORATION
2001 STOCK OPTION PLAN

1.       THE PLAN

1.1      PURPOSE

                The purpose of this Plan is to promote the success of the Corporation by providing an additional means through the grant of stock options to attract, motivate, retain and reward employees of the Corporation with awards and incentives for high levels of individual performance and improved financial performance of the Corporation.

1.2      DEFINITIONS

(a)                                  “Beneficiary” shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Option Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

(b)                                 “Board” shall mean the Board of Directors of the Corporation.

(c)                                  “Change in Control Event” shall mean:

(1)                                  The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Common Stock of the Corporation (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Corporation; (ii) any acquisition by the Corporation; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (3) of this subsection (c), or (v) any acquisition by the Goldsmith Family or any director or partnership for the benefit of any member of the Goldsmith Family; or

(2)                                  Individuals who, as of the date hereof, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent

                                                Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contest by or on behalf of a person other than the Board; or

(3)                                  Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a “Business Combination”), in each case, unless, following such Business Combination (i) all or substantially all of the individuals and entities who were the beneficial owners respectively, of the Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board, providing for such Business Combination; or

(4)                                  Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

(d)                                 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e)                                  “Commission” shall mean the Securities and Exchange Commission.

(f)                                    “Committee” shall mean the Compensation and Directors Nominating Committee of the Board, or other Committee, regardless of name, that acts on matters of compensation for Eligible Employees, which Committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, during such time as one or more Participants may be subject to Section 16 of the Exchange Act, shall be a Disinterested and Outside director.

(g)                                 “Common Stock” shall mean the common stock of the Corporation, $1.00 par value per share, and such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under SECTION 4.2 of this Plan.

(h)                                 “Corporation” shall mean City National Corporation and its Subsidiaries.

(i)                                     “Disinterested and Outside” shall mean “disinterested” within the meaning of any applicable regulatory requirements, including Rule 16b-3, and “outside” within the meaning of Section 162(m) of the Code.

(j)                                     “Eligible Employee” shall mean full-time employees of the Corporation who are “exempt employees” as defined under the Fair Labor Standards Act of 1938 and who are neither members of the Board nor Officers. In no event may any member of the Committee or a committee administering any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation be an Eligible Employee.

(k)                                  “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

(l)                                     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(m)                               “Fair Market Value” shall mean, with respect to Common Stock, the price at which the Stock sold on the last normal transaction of the trading day on a specified date, or if no trading occurs on such specified date, on the most recent preceding business day on which trading occurred, as quoted on the National Market System of the National Association of Securities Dealers or on any exchange upon which the stock may be traded.

(n)                                 “Nonqualified Stock Option” shall mean an Option that is not an incentive stock option within the meaning of Section 422 of the Code. All Options granted hereunder shall be deemed to be Nonqualified Stock Options under this Plan and not an incentive stock option under the Code.

(o)                                 “Non-Employee Director” shall mean a member of the Board who is not an officer or employee of the Corporation.

(p)                                 “Officer” shall mean those individuals determined by resolution of the Board to be officers of the Corporation or its subsidiaries who perform significant policy-making functions for the Corporation for purposes of Section 16 of the Exchange Act and Rule 16a-1(f), or, if the Board shall not have adopted such a resolution, those individuals determined by the Committee to be officers as defined in Rule 16a-1(f).

(q)                                 “Option” shall mean an option to purchase Shares under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option.

(r)                                    “Option Agreement” shall mean any writing setting forth the terms of an Option that has been authorized by the Committee.

(s)                                  “Option Date” shall mean the date upon which the Committee took the action granting an Option or such later date as the Committee designates as the Option Date at the time of the Option.

(t)                                    “Option Period” shall mean the period beginning on an Option Date and ending on the expiration date of such Option.

(u)                                 “Participant” shall mean an Eligible Employee who has been granted an Option under this Plan.

(v)                                 “Personal Representative” shall mean the person or persons who, upon the Total Disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

(w)                               “Plan” shall mean this 2001 Stock Option Plan.

(x)                                   “QDRO” shall mean a qualified domestic relations order as defined in Section 414 (p) of the Code or Title I, Section 206(d) (3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

(y)                                 “Retirement” shall mean retirement from active service as an employee or officer of the Corporation on or after attaining age 65.

(z)                                   “Rule 16a-1(f)” shall mean Rule 16a-1(f), as amended from time to time, as promulgated by the Commission pursuant to the Exchange Act.

(aa)                            “Rule 16b-3” shall mean Rule 16b-3, as amended from time to time, as promulgated by the Commission pursuant to the Exchange Act.

(bb)                          “Section 16 Person” shall mean a person subject to Section 16(a) of the Exchange Act.

(cc)                            “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(dd)                          “Shares” shall mean shares of Common Stock of the Corporation.

(ee)                            ““Subsidiary” shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

(ff)                                “Total Disability” shall mean a “permanent and total disability” within the meaning of Section 22(e) (3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

1.3      ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE

(a)                                  Committee. This Plan shall be administered by, and all Options to Eligible Employees shall be authorized by, the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

(b)                                 Options; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

(1)                                  To determine, from among those persons eligible, the particular Eligible Employees who will receive any Options;

(2)                                  To grant Options to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Options consistent with the express limits of this Plan, and establish the installments (if any) in which such Options shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Options;

(3)                                  To approve the forms of Option Agreements (which need not be identical either as to type of Option or among Participants);

(4)                                  To construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(5)                                  To cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding Options held by Participants, subject to any required consent under SECTION 4.6;

(6)                                  To accelerate or extend the exercisability or vesting extend the term of any or all such outstanding Options within the maximum ten-year term of Options under SECTION 1.7; and

(7)                                  To make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

(c)                                  Binding Determinations. Any action taken by, or inaction of, the Corporation, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

(d)                                 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation shall be liable for any such action or determination taken or made or omitted in good faith.

(e)                                  Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation.

1.4      PARTICIPATION

                Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee shall so determine.

1.5      SHARES AVAILABLE FOR OPTIONS

                Subject to the provisions of SECTION 4.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

(a)                                  Number of Shares. The maximum number of shares of Common Stock that may be delivered pursuant to Options granted to Eligible Employees under this Plan shall not exceed 2,000,000 Shares subject to subsection (c) below and the adjustments contemplated by SECTION 4.2.

(b)                                 Reservation of Shares. Common Stock subject to outstanding Options shall be reserved for issuance. If the Corporation withholds Shares pursuant to SECTION 2.2(B) or 4.5, the number of shares that would have been deliverable with respect to an Option shall be reduced by the number of shares withheld and such shares shall not be available for additional Options under this Plan.

(c)                                  Reissue of Options. Subject to any restrictions under Rule 16b-3, the shares which are subject to any unexercised, unconverted, unvested or undistributed portion of any expired, canceled, terminated or forfeited Option, or any alternative form of consideration under an Option that is not paid in connection with the settlement of an Option or any portion of an Option shall again be available for Option under subsection (a) above, provided the Participant has not received dividends or Dividend Equivalents during the period in which the Participant’s ownership was restricted or otherwise not vested. Shares that are issued pursuant to Options and subsequently reacquired by the Corporation pursuant to the terms and conditions of the Options also shall be available for reissuance under the Plan.

                                                Nothing in this paragraph shall be interpreted to allow shares which are in the possession of the Corporation pursuant to either SECTION 2.2(B) or 4.5 to be available for reissuance under the Plan.

(d)                                 Interpretive Issues. Additional rules for determining the number of shares authorized under the Plan may be adopted by the Committee as it deems necessary or appropriate; provided that such rules are consistent with Rule 16b.

1.6      GRANT OF OPTIONS

                Subject to the express provisions of this Plan, the Committee shall determine the number of Shares subject to each OPTION, and the price (if any) to be paid for the Shares. Each Option shall be evidenced by an Option Agreement signed by the Corporation and, if required by the Committee, by the Participant.

1.7      OPTION PERIOD

                Each OPTION and all executory rights or obligations under the related OPTION Agreement shall expire on such date (if any) as shall be determined by the Committee, but not later than ten (10) years after the OPTION Date.

1.8      LIMITATIONS ON EXERCISE AND VESTING OF OPTIONS

(a)                                  Provisions for Exercise. Except as may otherwise be provided in an Option Agreement or herein, no Option shall be exercisable or shall vest until at least six months after the initial Option Date. Once exercisable an Option shall remain exercisable until the expiration or earlier termination of the Option, unless the Committee otherwise provides.

(b)                                 Procedure. Any exercisable Option shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with SECTION 2.2(B).

(c)                                  Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

1.9      NO TRANSFERABILITY

(a)                                  Options may be exercised only by the Participant or, if the Participant has died, the Participant’s Beneficiary or, if the Participant has suffered a Total Disability, the Participant’s Personal Representative, if any, or if there is none, the Participant, or (to the extent permitted by applicable law and Rule 16b-3) a third party pursuant to such conditions and procedures as the Committee may establish. Other than by will or the laws of descent and distribution or pursuant to a QDRO or other exception to transfer restrictions under Rule 16b-3, no right or benefit under this Plan or any Option that has not vested shall be transferable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation) and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or Shares in accordance with the provisions of this Plan.

(b)                                 The restrictions on exercise and transfer above shall not be deemed to prohibit the authorization by the Committee of “cashless exercise” procedures with unaffiliated third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Options consistent with applicable legal restrictions and Rule 16b-3, nor, to the extent permitted by the Committee, transfers for estate and financial planning purposes, notwithstanding that the inclusion of such features may render the particular Options ineligible for the benefits of Rule 16b-3, nor, in the case of Participants who are not Section 16 Persons, transfers to such other persons or in such other circumstances as the Committee may in the Option Agreement or other writing expressly permit.

2.       EMPLOYEE OPTIONS

2.1      GRANTS

                One or more Options may be granted under this Article to any Eligible Employee, subject to the provisions of SECTION 1.5. Each Option granted shall be a Nonqualified Stock Option, which shall be indicated in the applicable Option Agreement.

2.2      OPTION PRICE

(a)                                  Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

(b)                                 Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Company; (iii) (iii) by notice and third party payment in such manner as may be authorized by the Committee; (iv) by the delivery of Shares already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Option by delivering such Shares; or (v) if authorized by the Committee or specified in the applicable Option Agreement, by reduction in the number of Shares otherwise deliverable upon exercise by that number of Shares which have a then Fair Market Value equal to such purchase price. Previously owned Shares used to satisfy the exercise price of an Option under clause (iv) shall be valued at their Fair Market Value on the date of exercise.

2.3      NO OPTION REPRICING

                Subject to SECTION 4.2 and SECTION 4.6 and the specific limitations on Options granted in this Plan, the Committee may not reduce the exercise price of any Option granted pursuant to the Plan following the date of the Option or accept the surrender of outstanding Options as consideration for the grant of a new Option with a lower per-share exercise price.

2.4      SURRENDER OF STOCK OPTIONS

                The Committee, in its sole discretion, shall have the authority under the circumstances set forth herein to agree mutually with a Participant to grant such Participant the right on such terms and conditions as the Committee may prescribe, to surrender such Participant’s Options to the Corporation for cancellation and to receive upon such surrender a cash payment equal to the Spread applicable to such surrendered Option. Such right shall be made available only in the event of an Offer (as defined in the following paragraph).

                The term “Offer” as used in this Section means any tender offer or exchange offer for Shares, other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires Shares pursuant to such offer.

                The term “Offer Price per Share” as used in this Section means the highest price per share paid on any Offer which is in effect at any time during the period beginning on the sixtieth day prior to the date on which the Option is surrendered pursuant to this Section and ending on such date of surrender. Any securities or property which are part or all of the consideration paid for shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (a) the valuation placed on such securities or property by any other corporation, person or entity making the Offer or (b) the valuation placed on such securities or property by the Committee.

                The term “Spread” as used in this Section means with respect to any surrendered Option and associated right, if any, an amount equal to the product computed by multiplying (i) the excess of (A) the Offer Price per Share or the highest market price per share of the Corporation’s Common Stock during the period beginning on the sixtieth day prior to the date on which the Stock Option is surrendered pursuant to this Section and ending on such date of surrender over (B) the purchase price per share at which the surrendered Option is then exercisable, by (ii) the number of shares subject to such Option with respect to which it has not theretofore been exercised.

3.       TAX OFFSET BONUS RIGHTS

3.1      GRANTS

                The Committee may, in its discretion, grant Tax Offset Bonus Rights to selected Participants. Such rights shall be evidenced by Tax Offset Bonus Rights agreements on the terms and conditions set forth in the Plan, which agreements shall specify the amount or method of calculating the amount of the rights being granted and may contain such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan. Each Tax Offset Bonus Right must relate to a specific Nonqualified Stock Option granted under ARTICLE 2 of the Plan. Tax Offset Bonus Rights granted in relation to a specific

Nonqualified Stock Option shall be granted either concurrently or at such later time as determined by the Committee. The amount of any Tax Offset Bonus Right may be, but is not required to be, calculated as a specified percentage of the excess of the Fair Market Value of a share of the Corporation’s Common Stock on the date when the right is exercised over the price per share under the Option exercised concurrently with the exercise of such right.

3.2      TAX OFFSET BONUS RIGHTS PERIOD

                Each Tax Offset Bonus Right and all rights or obligations thereunder shall expire upon the expiration of the related Nonqualified Stock Option. In no event may a Tax Offset Bonus Right be exercised later than the tenth anniversary of the date on which the Tax Offset Bonus Right is granted, and shall be subject to earlier termination as hereinafter provided.

3.3      EXERCISE OF RIGHTS

                Tax Offset Bonus Rights shall be exercisable to the extent, and only to the extent, the related Nonqualified Stock Option is exercisable. Tax Offset Bonus Rights shall only be exercisable concurrently with the exercise of the related Nonqualified Stock Option; any exercise of the Nonqualified Stock Option shall also be deemed an exercise of the equivalent number of Tax Offset Bonus Rights.

                Each holder of a Tax Offset Bonus Right shall agree to give the Committee prompt written notice of an election made by such holder to exercise said Tax Offset Bonus Rights subject to the approval of the Committee.

                Any exercise of a Tax Offset Bonus Right hereunder shall be made beginning on the third business day following the date of release of the financial data specified in paragraph (e)(1)(ii) of Rule 16b-3 of the regulations promulgated under the Securities Exchange Act of 1934 and ending on the twelfth business day following such date or at such other time as may be permitted under an amendment or successor rule.

3.4      PAYMENTS

                Upon the exercise of a Tax Offset Bonus Right, the Corporation shall deliver to the person exercising such right the amount of the right being exercised, calculated as specified in the Tax Offset Bonus Right agreement with respect thereto. Payment shall be in either cash, Common Stock or a combination thereof, as the Committees shall determine. No fractional shares will be issued.

3.5      TERMINATION OF EMPLOYMENT

                Unless otherwise determined by the Committee, in the event a Participant ceases to be an employee of the Corporation for any reason, any Tax Offset Bonus Right will be exercisable only to the extent that any related Nonqualified Stock Option is exercisable under the applicable provisions of the Plan and related Option Agreement.

4.       OTHER PROVISIONS

4.1      RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES

(a)                                  Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Option will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

(b)                                 No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Option) shall confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Corporation to change such person’s compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

(c)                                  Plan Not Funded. Options payable under this Plan shall be payable in Shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Options. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock except as expressly otherwise provided) of the Corporation by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

4.2      ADJUSTMENTS; ACCELERATIONS

(a)                                  Adjustments. If the outstanding shares of Common Stock are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Corporation, or if additional shares or new or different securities are distributed with respect to the outstanding shares of Common Stock, through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of cash or property to the stockholders of the Corporation or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety which in the judgment of the Committee materially affects the Common Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all terms of outstanding Options including, but not limited to (A) the number and kind of shares of Common

                                                Stock or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Options or (B) the consideration payable with respect to Options granted prior to any such change; or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of Common Stock upon or in respect of such event. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

(b)                                 Acceleration of Options Upon Change in Control. As to any or all Participants, upon the occurrence of a Change in Control Event, each Option shall become immediately exercisable; provided, however, that in no event shall any Option be accelerated as to any Section 16 Person to a date less than six months after the Option Date of such Option. Notwithstanding the foregoing, prior to a Change in Control Event, the Committee may determine that, upon its occurrence, there shall be no acceleration of benefits under Options or determine that only certain or limited benefits under Options shall be accelerated and the extent to which they shall be accelerated, and/or establish a different time in respect of such event for such acceleration. In that event, the Committee will make provision in connection with such transaction for continuance of the Plan and the assumption of Options theretofore granted, or the substitution for such with new Options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices. In addition, the Committee may override the limitations on acceleration in this subsection (b) by express provision in the Option Agreement and may accord any Participant a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Options shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

(c)                                  Possible Early Termination of Accelerated Options. If any Option or other right to acquire Shares under this Plan has not been exercised prior to (i) a dissolution of the Corporation, (ii) a reorganization event described in subsection (a) above that the Corporation does not survive, or (iii) the consummation of a reorganization event described in subsection (a) above that results in a Change in Control Event approved by the Board and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

4.3      EFFECT OF TERMINATION OF EMPLOYMENT

                The Committee shall establish in respect of each Option granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination, e.g., retirement, early retirement, termination for cause, disability or death. Notwithstanding any terms to the contrary in an Option Agreement or this Plan, the Committee may decide in its complete discretion to extend the exercise period of an Option (although not beyond the period described in SECTION 1.7) and the number of shares covered by the Option with respect to which the Option is exercisable or vested.

4.4      COMPLIANCE WITH LAWS

                This Plan, the granting and vesting of Options under this Plan and the offer, issuance and delivery of Shares and/or the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

4.5      TAX WITHHOLDING

(a)                                  Cash or Shares. Upon any exercise, vesting, or payment of any Option, the Corporation shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Corporation may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Corporation may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Committee may grant (either at the time of the Option or thereafter) to the Participant the right to elect, or the Committee may require (either at the time of the Option or thereafter), pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

(b)                                 Tax Loans. The Committee may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Corporation may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish.

4.6      PLAN AMENDMENT, TERMINATION AND SUSPENSION

(a)                                  Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the

                                                Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan. Any suspension will not affect the expiration of the Plan set forth in SECTION 4.9.

(b)                                 Amendments to Options. Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options that the Committee in the prior exercise of its discretion has imposed, without the consent of the Participant, and may make other changes to the terms and conditions of Options that do not affect in any manner materially adverse to the Participant his or her rights and benefits under an Option.

(c)                                  Limitations on Amendments to Plan and Options. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Option shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by SECTION 4.2 shall not be deemed to constitute changes or amendments for purposes of this SECTION 4.6.

4.7      PRIVILEGES OF STOCK OWNERSHIP

                Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

4.8      EFFECTIVE DATE OF THE PLAN

                This Plan shall be effective as of [March 5, 2001], the date of Board approval.

4.9      TERM OF THE PLAN

                No Option shall be granted more than ten years after the effective date of this Plan (the “termination date”). Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option thereto granted may extend beyond such date, and all authority of the Committee with respect to Options hereunder shall continue during any suspension of this Plan and in respect of outstanding Options on such termination date.

4.10     GOVERNING LAW; CONSTRUCTION; SEVERABILITY

(a)                                  Choice of Law. This Plan, the Options, all documents evidencing Options and all other related documents shall be governed by, and construed in accordance with the laws of the State of California applicable to contracts made and performed within such State, except as such laws may be supplanted by the laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant California law.

(b)                                 Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c)                                  Plan Construction.

(1)                                  It is the intent of the Corporation that this Plan and Options hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Option or any prior action by the Committee would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

(2)                                  It is the further intent of the Corporation that options with an exercise or base price not less than Fair Market Value on the date of grant, that are granted to or held by a Section 16 Person, shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

4.11     CAPTIONS

                Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

4.12     NON-EXCLUSIVITY OF PLAN

                Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock under any other plan or authority.